UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2011

Avery Dennison Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard, Pasadena, California		91103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-304-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 — Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At the annual meeting of stockholders of Avery Dennison Corporation (the “Company”) held on April 28, 2011 (the “Annual Meeting”), stockholders approved the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to declassify the Company’s Board of Directors (the “Board”). In addition to the changes necessary to implement declassification, the Certificate (i) removes previously repealed amendments; (ii) provides that the number of directors be fixed in accordance with the Company’s bylaws; and (iii) eliminates the list of names, addresses and class appointments of the Company’s initial directors. The Certificate was filed with the Secretary of State of the State of Delaware on April 28, 2011, becoming effective on such date. Additional information concerning the Certificate was contained in the Company’s 2011 proxy statement, which was filed with the Securities and Exchange Commission on March 17, 2011 (the “2011 Proxy Statement”). A copy of the Certificate is attached hereto as Exhibit 3.1.

In connection with the approval of the Certificate, the Board adopted Amended and Restated Bylaws as of April 28, 2011 (the “Bylaws”) to (i) eliminate declassification of the Board; (ii) set the number of directors within the range of eight to 12, with the exact number to be fixed from time to time by resolution of the Board; and (iii) expressly subject a director’s term of office to his or her earlier death, resignation, disqualification or removal. Additional information concerning the Bylaws was contained in the 2011 Proxy Statement. A copy of the Bylaws is attached hereto as Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) & (b) At the Annual Meeting, the Company’s stockholders (i) elected Peter K. Barker, Ken C. Hicks and Debra L. Reed to the Board for a term of three years and until their successors have been duly elected and qualified; (ii) ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011; (iii) approved the Certificate to declassify the Board beginning with the 2012 annual meeting of stockholders; (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in certain specified sections of the 2011 Proxy Statement; and (v) approved, on an advisory basis, the frequency with which the Company’s stockholders will have an advisory vote on the compensation of the Company’s named executive officers.

The final results of the voting for the three director nominees described in the 2011 Proxy Statement were as follows:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
Peter K. Barker	88,648,471	740,091	63,896	6,032,341
Ken C. Hicks	88,767,148	624,286	61,023	6,032,341
Debra L. Reed	70,185,486	19,205,917	59,269	6,032,341

The final results of the voting for proposals 2 through 4 described in the 2011 Proxy Statement were as follows:

				Broker
Proposal	For	Against	Abstain	Non-Votes
Ratification of Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2011.	94,016,783	1,433,904	34,112	–
Approval of Amended and Restated Certificate of Incorporation to declassify the Board of Directors.	94,492,029	622,326	370,444	–
Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	67,480,114	21,728,344	244,000	6,032,341

The final results of the voting for proposal 5 described in the 2011 Proxy Statement were as follows:

Proposal	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the frequency with which stockholders will have an advisory vote on the compensation of the Company’s named executive officers.	60,790,849	14,398,019	14,186,334	77,247	6,032,341

(d) At a meeting held immediately before the Annual Meeting, the Board reviewed the preliminary voting results for the Annual Meeting. Based on that review and upon the recommendation of the Governance and Social Responsibility Committee, the Board determined, until the next required vote on the frequency of stockholder votes on executive compensation, to hold the advisory stockholder vote on executive compensation every year.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation, as filed on April 28, 2011 with the Office of Delaware Secretary of State.

3.2 Amended and Restated Bylaws, dated as of April 28, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avery Dennison Corporation

April 28, 2011	By:	Susan C. Miller

Name: Susan C. Miller
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, as filed on April 28, 2011 with the Office of Delaware Secretary of State.
3.2	Amended and Restated Bylaws, dated as of April 28, 2011.